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                                   SUPPLEMENT
                            DATED NOVEMBER 13, 2006
                                     TO THE
       CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS DATED MARCH 1, 2006
                     CLASS Y PROSPECTUS DATED MARCH 1, 2006
 THE HARTFORD SMALL CAP, MID CAP AND MULTI CAP FUNDS PROSPECTUS DATED MARCH 1,
                                    2006 (AS
                          SUPPLEMENTED MARCH 10, 2006)
 CLASS L, CLASS M, CLASS N, CLASS H, CLASS Z, CLASS E PROSPECTUS DATED MARCH 1,
                                      2006
                     CLASS I PROSPECTUS DATED JULY 31, 2006
                         FOR THE HARTFORD MUTUAL FUNDS

The Prospectuses referenced above are revised as follows effective November 13, 2006:

THE HARTFORD SMALLCAP GROWTH FUND

ADDITION OF HARTFORD INVESTMENT MANAGEMENT COMPANY AS SUB-ADVISER TO THE HARTFORD SMALLCAP GROWTH FUND

At a Special Meeting of Shareholders held on October 24, 2006, shareholders of The Hartford SmallCap Growth Fund (the "Fund") approved a sub-advisory agreement between Hartford Investment Financial Services, LLC ("HIFSCO"), the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management will serve as an additional sub-adviser to the Fund and manage a portion of the Fund's assets.

(a) In the section entitled "Principal Investment Strategy", paragraphs two, three and four are deleted and replaced with the following:

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In order to achieve the fund's goal of maximizing short- and long-term capital appreciation, Wellington Management constructs the fund's portfolio stock by stock, an investment approach Wellington Management refers to as "bottom-up." In constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. Under Wellington Management, the fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

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Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

(b) In the section entitled "Main Risks", the references to "Wellington Management" are replaced throughout the entire section with the term "the sub-adviser."

(c) In the section entitled "Main Risks" following the last full paragraph, the following paragraph is added:

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

(d) In the section entitled "Past Performance" in the third full paragraph, the third sentence in the paragraph is deleted and replaced with the following:

"The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund."

(e) In the section entitled "Past Performance" after the last full paragraph, the following sentence is added:

"Hartford Investment Management became a sub-adviser effective November 2006."

(f) In the section entitled "Management of the Funds, The Investment Sub-Adviser" following the last paragraph, the following paragraph is added:

On October 24, 2006, at a Special Meeting of Shareholders of Hartford SmallCap Growth Fund, shareholders approved a sub-advisory agreement between HIFSCO and Hartford Investment Management, to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management serves as an additional sub-adviser to Hartford SmallCap Growth Fund. As a result, Hartford SmallCap Growth Fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among Hartford Investment Management and Wellington Management.

(g) In the section entitled "Management of the Funds, Portfolio Managers of the Funds", the disclosure regarding the "Portfolio Managers" for SmallCap Growth Fund is deleted and replaced with the following:

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [November 2006]. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

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WELLINGTON MANAGEMENT COMPANY, LLP  David J. Elliott, Vice President and Equity
Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.